UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2011

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21915 (Commission File Number)	82-0419266 (I.R.S. Employer Identification No.)

One Coldwater Creek Drive, Sandpoint, Idaho	83864
(Address of principal executive offices)	(Zip Code)

(208) 263-2266

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2011, Coldwater Creek Inc. announced that Georgia Shonk Simmons, President and Chief Merchandising Officer, will retire effective January 28, 2011.  Ms. Shonk Simmons will also resign from the company’s board of directors effective January 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2011

COLDWATER CREEK INC.

/s/ James A. Bell
James A. Bell
Senior Vice President and Chief Financial Officer